1. March 19, 2012 Investor Presentation NYSSA 16th Annual Insurance Conference Exhibit 99.1

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate,”
"anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward-
looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower's filings with the SEC, including among others Tower's Annual
Report on Form 10-K for the year ended December 31, 2011 for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements.
Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Notes on Non-GAAP Financial Measures
(1) Operating income excludes realized gains and losses, acquisition-related transaction costs and the results of the reciprocal business, net of tax. Operating income is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Additionally, these measures are a key internal management performance standard. Operating earnings per share is operating income divided by diluted weighted average shares outstanding. Operating return on equity is annualized operating income divided by average common stockholders' equity.
(2) Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies.

2 Presentation Outline I. Overview of Tower II. Strategy III. Financial Review IV. Summary

I. Overview of Tower 3

Scarborough, ME
Quincy, MA
Canton, MA
Glastonbury, CT
Williamsville, NY
Paramus, NJ
Westchester, NY
Melville, NY
NYC, NY
Chicago, IL
Palm Springs, CA
Irvine, CA
Irving, TX
Atlanta, GA
Mobile, AL
Maitland, FL
Ft. Lauderdale, FL
Hamilton, Bermuda

TOWER GROUP

Diversified Property and Casualty Insurance Company With a Niche Focus
• Headquartered in New York City
• Over 20 year track record of excellent operating performance
• Top 50 P&C insurance company in U.S., rated “A-" by A.M. Best with positive outlook
• 2011 GPW of $1.8B and over $1B in equity
Broad Product Offering
Expanding National Presence
• 20 offices nationwide
• Over 1400 employees
Overview of Tower (“TWGP”)
Commercial General Commercial Specialty Personal Lines
Home and auto

Formation to IPO 1990 - 2004	Post IPO 2004 - 2008	2009- Present

TOWER GROUP

Our 20-Year History
Insurance company formation
in 1990/MGA in 1996
IPO in October, 2004;
CastlePoint formation in 2006
CastlePoint merger in 2009
80% of premiums transferred to
reinsurers and other insurance
companies
Approximately 50% of
premiums transferred to
CastlePoint
86% of premiums retained;
Deployed capital from CastlePoint
to make acquisitions; Implemented
organic growth initiative
Commercial lines and
homeowners business
Commercial lines and
homeowners business
Commercial/Specialty/ Personal
New York City
Northeast with limited
expansion nationally
Primarily U.S. with limited
international business
$0 to $230 million in premiums $805 million in premiums in 2008
$1.8B in premiums in 2011
$2 million to $18 million in capital $319 million in capital
$1B + in capital
Summary
Product  / Geographical Focus
GPW & Managed / Capital

II. Strategic Review 6

Strategies
Expand products, Geography
and Distribution
Focus on niche markets,
specialize and customize
Expand non-risk-bearing
sources of revenue
Generate organic growth
Acquire insurance companies
or make strategic investments
in distribution sources
Diversification and favorable
ratio of premium volume
opportunity to capital
Significantly outperform
industry results in growth and
profitability
Increase ROE by generating
commission and fee income
Achieve scale and expand into
targeted products and markets
Consolidate and expand into
targeted products and markets
Advantage
Tower’s Strategic Responses to Marketplace Challenges

■

PL Auto
13%
HO
22%
Other
3%
CL Auto
12%
Other Liability
6%
CMP
20%
WC
24%

■

SouthWest
2%
West
21%
NY
40%
MidWest
3%
SouthEast
8%
Other NE
States
9%
MA
6%
NJ
11%

■

Assumed
Reinsurance
4%
Program
Underwriting
Agents
18%
Wholesalers
37%
Retailers
41%

TOWER GROUP

Diversification Strategy
FY 2011
Products
• Strong track record of developing and expanding
product lines
Geography
• Leverage existing products across the country
Distribution
• Build different distribution sources to capitalize on
market opportunities

Business Segment Strategy
Commercial
Customers
Products
Underwriting
Strategy
Personal
General Specialty
Comprehensive product
offering to small business
owners
Narrowly focused
customized specialty
products
Individual homeowners and
drivers
Apartment buildings, retail
stores, restaurants and
artisan contractors
Garage liability, commercial
construction, specialty
transportation, professional
employers organizations and
Lloyd’s business
Homeowners, auto and
package
Focus on personal package
policies to differentiate from
direct writers
Use reciprocal structures to
provide additional capacity
and generate fee income
Expand specialty classes of
business
Customize products for select
industries and key producers
Partner with specialty
underwriting managers,
including Lloyd’s syndicates
Focus on small segment
Improve scale and
automation
Leverage products across the
country

2004 – 2008 Average
Quota share reinsurance cessions, 34%
Retained premiums, 51%
Premiums managed for other insurance companies, 15%
2009-2011
Quota share reinsurance cessions, 6%
Premiums managed for other insurance companies, 8%
Retained premiums, 86%
Target
Quota share reinsurance cessions, 15%
Premiums managed for other insurance companies, 15%
Retained premiums, 70%

TOWER GROUP

Growth in Fee Income
Higher ROE Results From Generating Commission and Fee Income
• Fully leveraged capital in our own company after the CastlePoint acquisition in 2009
• Began generating fee income by transferring premiums to reinsurers and other insurance companies after the One Beacon personal lines acquisition in July 2010
» Generated $63.3 million in commission and fee income in 2011, up from $55.8 million in same period last year.

Organic Growth Initiative
Expand Products
• Expand our product lines platform
• Develop products for target industry and customer groups
• Leverage existing products across the country
Develop entrepreneurs
• Transform our existing business units into self-sufficient operating units
• Create new business units to expand into new producers and markets
• Acquire underwriting talent to support organic growth
Improve business processes related to organic growth
• Create a new department to research, identify and analyze growth opportunities
• Improve our ability to develop products
• Improve corporate marketing and communication
• Redesign business development to improve our ability to understand and deliver products to meet the needs of our producers
• Create a separate independent customer service department to ensure delivery of superior customer service

Improved Market Conditions and Outlook
Positive market trends emerged in 2011
• Strong organic growth (10%) from two newly created business units
» customized solutions and assumed reinsurance generated GPW of $158 million in 2011
• Favorable pricing trends emerged in 4Q of 2011
» 2.3% renewal rate increase for all businesses excluding program business and assumed reinsurance
Outlook for 2012
• Continued implementation of organic growth initiative
» New lines of business: Surety, inland marine and commercial property
» Creating new business units and developing several joint ventures with managing general agencies and Lloyd’s syndicates
» Developing a growing pipeline of new products and market opportunities
• Continue to drive meaningful pricing increases in 2012
» Meaningful rate increases in certain areas, such as California workers’
compensation and assumed reinsurance businesses

ACQUISITIONS TIMELINE

2001	Renewal rights from Empire Insurance Group
2004	Renewal rights from OneBeacon Insurance Group
2007	Preserver Group, Inc.
2009	Hermitage Insurance Group
	CastlePoint Holdings, Ltd.
	Specialty Underwriters' Alliance, Inc.
	Workers' Compensation Renewal Rights from AequiCap
2010	OneBeacon's Personal Lines Division
	Commercial Auto renewal rights from AequiCap

TOWER GROUP

An Opportunistic Acquisition Strategy
Target small insurance and
managing general agencies
Strategic investments in
distribution sources
Seek acquisitions and make
strategic investments to expand
into new products, markets and
accomplish strategic objectives
Successful track record in
creating value through
expense reduction, re-
underwriting and cross selling
VALUE CREATION
PROFILE OF TARGETS
STRATEGY

III. Financial Review 14

Operating Earnings ($ millions)

56.0
48.3
104.3
2011
Storms
Pro - Forma 2011

Operating EPS ($)

1.37
1.18
2.55
2011
Storms
Pro - Forma 2011

Combined Ratio Excluding the Reciprocals (%)

100.8
-5.3
95.5
2011
Storms
Pro - Forma 2011

Operating Return on Equity (%)

5.4
4.4
9.8
2011
Storms
Pro - Forma 2011

TOWER GROUP

2011 Highlights
Excluding the effect of storm losses, operating earnings would have been $104.3 million in 2011  compared to $109.2 million in 2010
Excluding the effect of storm losses, operating EPS would have been $2.55 in 2011 compared to $2.50 in 2010
Excluding the effect of  storm losses, operating ROE would have been 9.8% in  2011 and 10.4% in 2010.
Excluding the effect of storm losses , Combined Ratio Excluding the Reciprocals would have been 95.5% in 2011 and 93.9% in 2010.

Hurricane Irene’s Impact on Tower
Losses from Irene represented Tower’s single largest loss event in its history
• Hurricane Irene was the first Hurricane to make landfall in the tri-state region  (NY, NJ and CT) since Gloria in 1985 and the first to make landfall in NJ since 1903
• $45M pre-tax loss from Irene is higher than Tower’s total catastrophe losses throughout its history
• Tower was ranked 6 with 3.9% market share for the lines of business affected by
Irene in NJ, NY and CT, but its reported loss was only 1% of the total estimated industry loss ($4.5B)
Tower’s property business has been historically very profitable and not prone to catastrophe losses
• Tower’s homeowners and commercial multiple peril ratio has averaged 50.7% since
2005, with catastrophe losses contributing only a minimal amount to this figure
• Normal winter storm activity has historically had a minimal impact on Tower’s earnings
Favorable pricing trends and market opportunity
• Homeowners and commercial property rates are expected to improve
• Anticipate meaningful growth opportunity in 2012
th

$608
$805
$1,082
$1,496
$1,811
2007
2008
2009
2010
2011

Tower
P&C Industry
44.4%
-1.0%
32.3%
-1.9%
34.5%
-3.6%
38.2%
0.9%
21.0%
3.5%
2007
2008
2009
2010
2011

85.3%
94.8%
83.4%
101.2%
90.6%
99.5%
96.4%
101.0%
100.3%
107.5%
2007
2008
2009
2010
2011
Tower
P & C Industry

TOWER GROUP

17 Strong and Consistent Track Record of Profitable Growth AM Best and Company Data. Total Premium Growth Combined Ratio Gross Premiums Written and Produced

23.2 23.3
45.0
41.5
39.2
2007 2008 2009 2010 2011
Strong Track Record of Book Value Growth
Book Value Per Share*
*TWGP paid cash dividends of $0.15, $0.20, $0.26, $0.39 and $0.69 per share in
2007, 2008, 2009, 2010 and 2011 respectively.
Shareholders’ Equity
Shares Outstanding
$12.74
$13.67
$22.72
$25.19
$26.37
2007 2008 2009 2010 2011
$295
$319
$1,022
$1,045
$1,034
2007 2008 2009 2010 2011

22.6%
13.3%
21.1%
4.3%
14.1%
8.4%
9.4%
7.9%
-1.0%
5.4%
3.9%
-4.4%
2007
2008
2009
2010
2011
Tower
P & C Industry
Severe Weather Related Losses

TOWER GROUP

$2.29
$2.76
$2.71
$2.23
$1.37
$0.27
$1.18
2007 2008 2009 2010 2011
Operating EPS Severe Weather Related Losses
$52.9
$64.8
$107.3
$97.2
$56.0
$12.0
$48.3
2007 2008 2009 2010 2011
Operating Income Severe Weather Related Losses
Strong Track Record of Operating Earnings and ROE
Operating Income
in millions
Operating Earnings Per Share
Operating ROE

32.6%
2.4%
14.5%
15.7%
32.3%
3.8%
10.9%
17.6%
35.1%
3.7%
13.7%
17.7%
33.2%
3.7%
11.6%
17.9%
4Q10
4Q11
YTD2010
YTD2011
Commissions, net of ceding commissions
OUE, net of fees
BB&T expenses

TOWER GROUP

Declining Expense Ratio
Increase in premium volume is creating scale advantages for Tower
As systems initiatives relating to personal lines are completed, we expect this scale advantage to increase
Net Expense Ratio Excluding Reciprocals

Full Year Loss Ratio (%)

2011
2010
67.6
-5.3
-1.2
61.1
60.2
-1.4
0.2
59.0
2011
Storms
Dev.
Pro - Forma 2011
2010
Storms
Dev.
Pro - Forma 2010

▪

TOWER GROUP

Loss Ratio and Reserves
2011 net adverse development of $17.0 million at Tower stock companies was from
December 2010 winter storm ($7M) and $10 M from discontinued programs that we ceased underwriting in 2010 and 2011

Cash and cash equivalents 4%
U.S. Treasury securities 7%
U.S. Agency securities 4%
Municipal bonds 28%
Corporate and other bonds 29%
Commercial, residential and asset-backed securities 24%
Equity securities 4%

Cash and cash equivalents 4%
U.S. Treasury securities 7%
AAA 9%
AA 41%
A 20%
BBB 9%
Below BBB 10%

TOWER GROUP

Highly Rated Investments
Our high-quality investment portfolio had net unrealized pre-tax gains of $115 million at December 31, 2011 attributable to Tower shareholders
• Fixed income average quality of A+
• Duration of 4.8 years
• Tax equivalent book yield of 4.8%
Asset allocation
Asset quality

Improving Investment Performance and Alternative
Investments Strategy
Strategy
• Alternative investment commitment remains modest but should provide higher yield and diversification from interest rate risk inherent in fixed-income investments, and reduce capital markets volatility
• Operating cash flows also invested in opportunistic repurchases of Tower common stock since
March 2010
Examples of Alternative Investments
• Private equity type investments in small real estate projects
• Minority ownership in distribution partners that have a strategic fit with Tower
$2,615
$2,701
12-31-2010 12-31-2011
Cash and Invested Assets
($millions)
4.7
4.6
4.8
6-30-2011 9-30-2011 12-31-2011
Tax- Equivalent Fixed Income
Yield (%)
$106
$128
YTD 2010 YTD 2011
Net Investment Income
($millions)

Share Repurchases (data in millions)
Share Repurchase Amount ($)
Shares Repurchased
100
80
60
40
20
0
5
4
3
2
1
0
4.0
$88.0
2.9
$64.6
2009
2010
2011
Share Repurchase Amount ($)
Shares Repurchased

Dividends Paid Per Share ($)
0.26
0.39
0.69
0.75
2009
2010
2011
Current Annual Dividend Rate

TOWER GROUP

Capital Management
Strong Capitalization With Limited Need for Additional Capital
• Significant growth in stockholders equity (from $319 million at December 2008 to $1 billion currently)
• Limited additional capital needed due to strong retained earnings and the use of hybrid business model
Use of Capital Management Tool to Deliver Immediate Shareholder Value
• Repurchased 6.9 million shares of common stock totaling $153 million through 12/31/11
• Quarterly dividend increased by 275%; dividend payout target at 25%
• Share repurchases may slow in 2012 due to organic growth and improved market conditions

Guidance and Trends
($ in millions)
2010* 2011* 2012 Target* Trend beyond 2012
Annual GPW Growth 38.2% 21.0% 5% - 10% Organic growth of 5% to 10% excluding growth from acquisitions
Loss Ratio 58.8% 62.3% 62% - 63% Loss ratio has stabilized close to 62% to 63% range
Expense Ratio 35.1% 33.2% 33.5% - 34.5%
Expected decrease due to improved scale, automation and
lower acquisition cost
Combined Ratio 93.9% 95.5% 95.5% - 97.5%
Future improvement  will be driven primarily by expense ratio savings from improved scale.
Investment Yield 4.7% 4.8% 4.7% - 5.0%
Continued growth in invested assets with yield stabilization due to alternative and strategic investments
Operating ROE & 2012
Guidance
10.4% 9.8% 9% - 10%
$2.60 - $2.70
Expect to see ROE’s below 10% in first half of 2012, with
improvements to 10%-12% range occurring in second half of
year and continuing beyond year end 2012.
*Excludes reciprocals and impact of Severe Weather Related Losses;

IV. Summary 26

Key Investment Considerations
Superior Track Record of Operating Performance
• Consistently outperformed industry in terms of growth and profitability
• Created significant value for shareholders since IPO in 2004
Diversified Business Platform With a Niche Market Focus
• Provides organic growth opportunities
• Allows allocation of capital to profitable market segments
Responsible Growth in Premiums and Fee Income
• Premium growth achieved through acquisitions and new organic growth initiatives
• Increasing commission and fee income
Proactive Capital Management
• Share repurchase plan in effect
• 275% increase in dividends per share since 2008
Positive pricing trends and Outlook
• Positive pricing trends and favorable outlook for organic growth
• Full deployment of capital to achieve 10% - 12% ROE

28 Questions?